UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.
1290 Broadway, Suite 1100
Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

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1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
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Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
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5)  Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
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Liberty All-Star Equity Fund

Proxy Information Training Kit

Record Date:	September 16th, 2015
Initial Mailing Date:	On or about – October 9th, 2015
Beneficial Mailing Date:
Initial Calling Date:	October 19th, 2015
Meeting Date:	November 19th, 2015 @ 9:00 AM Eastern

Proxy Services Campaign
Client:
Liberty All-Star Equity Fund
Fact Finder for:	# Of Proposals:
One
Liberty All-Star Funds	Meeting Date/Time:
November 19th, 2015 @ 9:00 am Eastern Time
Adjournment Meeting Date/Time:
TBD if necessary
Meeting Location:
One Financial Center
15th Floor
Boston, MA 02111
Date of Record:
September 16th, 2015
E-Mail Proxy Info:
Yes X No _
Proxy Mail Date:
On or about – October 9th, 2015
Description of Envelope:
9x12 White Envelope
Inbound # to Vote:
1-844-292-8014
Registered Accounts Touch Tone Vote #:
1-800-337-3503
Beneficial Accounts Touch Tone Vote #:
1-800-690-6903
Beneficial Holders Internet Vote Web Site:
www.proxyvote.com
Registered Holders Internet Vote Web Site:
www.proxy-direct.com
Client Customer Service:
Liberty All-Star Equity Fund – 1-800-241-1850
Client Web Site:
www.all-starfunds.com

The Proposals:

Please see below for a breakdown of the Proposals.
Proposal 1:	To approve a new Portfolio Management Agreement among the Fund, ALPS, Advisors, Inc. and Delaware Investments Fund Advisers, a series of Delaware Business Management Trust (the “Proposal”).

Frequently Asked Questions:

Q:	What is happening?
A:
From March 1, 2002 to September 14, 2015, Schneider Capital Management Corporation ("Schneider") had managed a portion of the large cap value equity allocation of the Fund's portfolio. Consistent with the Fund's multi-manager methodology, including AAI's continuous evaluation of Portfolio Managers and consideration of potential new Portfolio Managers, after evaluating Schneider AAI deemed it in the best interest of the Fund to recommend, and the Board approved, the reallocation to Delaware Investments of the large cap value equity portion of the Fund's portfolio that had been managed by Schneider. Accordingly, the Portfolio Management Agreement ("Old Agreement") with Schneider was terminated on September 14, 2015, and a new Portfolio Management Agreement with Delaware Investments commenced on September 14, 2015. Delaware Investments and Schneider both manage large cap value equity portfolios and follow a fundamental, research driven investment process. AAI believes that Delaware Investments’ investment philosophy of investing in companies that have discrepancies between estimated intrinsic value and price, buying at times of excessive pessimism and selling at times of undue optimism would complement the philosophies of Cornerstone Capital Management LLC, Pzena Investment Management, LLC, Matrix Asset Advisors, Inc. and TCW Investment Management Company, the Fund's other current Portfolio Managers. AAI also believes that Delaware Investments' experienced investment team and favorable performance record would benefit the Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Fund, AAI and Delaware Investments.

Q:	What issue am I being asked to vote on?
A:
Shareholders of the Fund are being asked to approve a new Portfolio Management Agreement (included as Exhibit A) among the Fund, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”) and Delaware Investments Fund Advisers (“Delaware Investments” or the “Portfolio Manager”), a series of Delaware Business Management Trust.

Q:	How can I vote my shares?
A:	For your convenience, you are encouraged to vote in any of the following three simple ways:
Internet—log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.
Touchtone Phone—dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail—sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.
Please respond. Your vote is important whether or not you plan to attend the special meeting. To assure the presence of a quorum at the special meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options. Please refer to the instructions on the enclosed proxy card. Shareholders may vote their shares via internet, telephone, or by signing, voting, dating and returning the proxy card in the enclosed envelope (if you’ve received this communication by mail).

Q:	Will my vote make a difference?
A:
Yes. Your vote is needed to ensure the proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trust.

Q:	When is the deadline for voting my shares?
A:
We encourage you to vote as early as possible to ensure that the Funds receive enough votes to act on the proposals. Your vote (cast either by internet, telephone, or paper proxy card) must be received by the Trust prior to the start of the meeting (9:00 a.m. Eastern Time on November 19th, 2015).

Q:	Who is eligible to vote?
A:	Any person who owned shares of a Fund on the “record date”, which was September 16th, 2015 (even if that person has since sold those shares).

Q:	Who do I call if I have questions?
A:
We will be happy to answer your questions about this proxy solicitation. We have engaged Boston Financial Data Services as our proxy solicitation agent. If you have questions, please call 1-844-292-8014.

Liberty All-Star Equity Fund Outbound Script	Meeting Date: November 19th, 2015
Toll-Free #: 1-844-292-8014

Greeting:

Hello, is Mr./Ms. _____________ available?
IF YES:	IF Stockholder NOT AVAILABLE:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the Liberty All-Star Equity Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder's meeting scheduled to be held on November 19th, 2015.

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.
Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote along with the recommendations of the board?
IF YES:	IF Not sure how to vote
Thank you. For the record, would you please state your full name and mailing address?	You may cast a FOR, AGAINST or an ABSTAIN vote on the proposal.
Again, my name is _____________, a proxy voting specialist on behalf of Liberty All-Star Equity Fund.	How would you like to cast your vote on the proposal?
Today’s date is _____________ and the time is _____________ Eastern Time.	Thank you. For the record, would you please state your full name and mailing address?
Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal(s) as set forth in the proxy materials you received.	Again, my name is _____________, a proxy voting specialist on behalf of the Liberty All-Star Equity Fund.
We will be mailing you a written confirmation of your vote within 72 hours.	Today’s date is _____________ and the time is _____________ Eastern Time.
If you wish to make any changes you may contact us by calling 1-844-292-8014, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.
Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8014, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?
Proposal 1:
To approve a new Portfolio Management Agreement for the Equity Fund (the “Proposal”);

If materials not received:
I can resend the materials to you. Do you have an email address this can be sent to?
(IF YES: Type email addresses in the notes and read it back phonetically to the Stockholder)
(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-292-8014, Monday-Friday 9am-6pm EST.

When & Where:
The Special Shareholder's meeting is scheduled to be held at 9:00 a.m. Eastern Time, on November 19th, 2015, at One Financial Center, 15th Floor, Boston, MA 02111.
How can I vote?
Beneficial Holders:
Touch tone voting call 1-800-690-6903
Log on to www.proxyvote.com and follow the on‐screen instructions provided.

Registered Holders:
Touch Tone Voting: Call 1-800-337-3503
Log on to www.proxy-direct.com and follow the on‐screen instructions provided.
Mail:
PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205‐9100

Liberty All-Star Equity Fund	Meeting Date: November 19th, 2015
Inbound Script	Toll-Free #: 1-844-292-8014

Greeting:
Hello, thank you for calling the Liberty All-Star Equity Fund proxy information line. My name is _____________, may I have your name please?
Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special Shareholder's meeting?
IF YES:	IF NO:
The Board of Trustees recommends a vote “FOR” the proposals.	How may I help you today? (Go to Q&A to answer any questions.)
Would you like to vote along with the Board's recommendation?	If a non-proxy related question, respond: Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Liberty All-Star Equity Fund directly at 1-800-241-1850.
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of Liberty All-Star Equity Fund.
Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8014. Thank you very much for your participation and have a great day/evening.
IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.
How would you like to cast your vote on the proposal?
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of Liberty All-Star Equity Fund.
Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8014. Thank you very much for your time and your vote. We hope you have a great day/evening.
What I am being asked to vote on?
Proposal 1:
To approve a new Portfolio Management Agreement for the Equity Fund (the “Proposal”);
If materials not received:
I can resend the materials to you. Do you have an email address this can be sent to?
(IF YES: Type email addresses in the notes and read it back phonetically to the Stockholder)
(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-292-
8014, Monday - Friday 9am-6pm EST.

When & Where:
The Special Shareholder's meeting is scheduled to be held at 9:00 a.m. Eastern Time, on November 19th, 2015, at One Financial Center, 15th Floor, Boston, MA 02111.

How can I vote?
Beneficial Holders:
Touch tone voting call 800-690-6903
Log on to www.proxyvote.com and follow the on‐screen instructions provided.
Registered Holders:
Touch tone voting call 800-337-3503 Log on to www.proxy-direct.com and follow the on‐screen instructions provided.
Mail:
PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205‐9100

Liberty All-Star Equity Fund	Meeting Date: November 19th, 2015
Answering Machine Message	Toll-Free #: 1-844-292-8014

AUTOMATED ANSWERING MACHINE MESSAGE
Hello, we are calling with an important message on behalf of Liberty All-Star Equity Fund. You should have received proxy materials in the mail concerning the upcoming Meeting of Shareholders to be held on November 19th, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-844-292-8014 and a proxy voting specialist will assist you with voting your shares.
Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.